Exhibit 21

NYSE EURONEXT

SUBSIDIARIES AND AFFILIATES

Name	State/Jurisdiction of Incorporation
NYSE Group, Inc.[1]	Delaware
New York Stock Exchange LLC[2]	New York
NYSE Market, Inc.[3]	Delaware
NYSE Regulation, Inc.[3]	New York
Stock Clearing Corporation[3]	New York
Securities Industry Automation Corporation[3]	New York
NYSE TransactTools, Inc.[4]	New York
Archipelago Holdings, Inc.[2]	Delaware
Archipelago Trading Services, Inc.[5]	Florida
Archipelago Direct, L.L.C.[5]	Delaware
NYSE Liffe LLC[6]	Delaware
NYSE Liffe Holdings LLC[1]	Delaware
NYSE Arca, L.L.C.[5]	Delaware
Archipelago Market Data Services, L.L.C.[5]	Delaware
Archipelago Securities, L.L.C.[5]	Delaware
NYSE Arca Holdings, Inc.[5]	Delaware
NYSE Arca, Inc.[7]	Delaware
NYSE Arca Equities, Inc.[8]	Delaware
NYSE Technologies, Inc.[2]	Delaware
FINRA/NYSE Trade Reporting Facility LLC[9]	Delaware
Wombat Financial Software, Inc.[10]	Delaware
Harco Technology Ltd.[11]	England
Wombat Financial Software Europe Limited[11]	Northern Ireland
NYSE Alternext US LLC[2]	Delaware
Amex ETF Services LLC[12]	Delaware
American Stock Exchange Clearing LLC[12]	Delaware
PDR Services LLC[12]	Delaware
Amex Asset LLC[12]	Delaware
Amex Commodities LLC[12]	Delaware
Amex International LLC[12]	Delaware
American Stock Exchange Realty Associates LLC[12]	Delaware
Amex Realty Manager, Inc.[13]	Delaware
Amex Realty Borrower, LLC[14]	Delaware
NYSE Euronext (International) B.V.[1]	Netherlands
NYSE Euronext (Holding) N.V.[15]	Netherlands
Euronext N.V.[16]	Netherlands
Euronext Amsterdam N.V.[17]	Netherlands
Euronext France (Holding) S.A.S.[17]	France
Euronext Brussels S.A./N.V.[18]	Belgium
Euronext Lisbon—Sociedade Gestora de Mercados Regulamentados, S.A.[17]	Portugal
Euronext IFCS BVBA[17]	Belgium
Euronext Paris S.A.[19]	France
BlueNext S.A.[20]	France
Euronext Holdings U.K. Limited.[17]	United Kingdom
Euronext U.K. Limited.[22]	United Kingdom

Name	State/Jurisdiction of Incorporation
TransactTools Limited.[22]	United Kingdom
Archipelago Europe, Limited.[22]	United Kingdom
Euronext Indices B.V.[23]	Netherlands
Euronext Amsterdam International B.V.[23]	Netherlands
Euronext Amsterdam Clearing & Depository N.V.[23]	Netherlands
Euronext Amsterdam Intermediary B.V.[24]	Netherlands
Euronext Real Estate S.A./N.V.[25]	Belgium
Interbolsa—Sociedade Gestora de Sistemas de Liquidaçao e de Sistemas Centralizados de Valores Mobilarios, S.A.[26]	Portugal
S.E.P.B. S.A.[19]	France
La Financière Événement[19]	France
Euronext London Limited[21]	United Kingdom
LIFFE (Holdings) plc[27]	United Kingdom
The London Commodity Exchange (1986) Limited[28]	United Kingdom
Swapsconnect Limited[28]	United Kingdom
CScreen Ltd[28]	United Kingdom
LIFFE Ventures Inc.[28]	Delaware
LIFFE Ventures II Inc.[28]	Delaware
Secfinex Limited[29]	United Kingdom
NQLX LLC[30]	Delaware
LIFFE Futures plc[28]	United Kingdom
The London Futures and Options Exchange Limited[28]	United Kingdom
LIFFE (Nominees) Limited[28]	United Kingdom
LIFFE USA Limited[28]	United Kingdom
LIFFE Development Limited[28]	United Kingdom
LIFFE Services Limited[28]	United Kingdom
The Baltic Futures Exchange[28]	United Kingdom
B.F.E. Debenture Company No.1 Limited[28]	United Kingdom
LIFFE Options plc[28]	United Kingdom
LIFFE Limited[28]	United Kingdom
LIFFE Trustees Limited[28]	United Kingdom
London Traded Options Market Limited[28]	United Kingdom
LIFFE Administration & Management[28]	United Kingdom
Hugin Group B.V.[19]	Netherlands
Hugin SAS[31]	France
Hugin AS31	Norway
Hugin Norge AS32	Norway
Hugin Online A/S32	Denmark
Hugin ForetaksFakta AB32	Sweden
Hugin Investor Relations Services OY32	Finland
Hugin AG32	Switzerland
Hugin IR Services Deutschland GmbH[32]	Germany
Hugin (U.K.) Ltd.[32]	United Kingdom
Hugin IR Services B.V.[32]	Netherlands
Hugin Germany AG32	Germany
Imperium Centre Limited[33]	United Kingdom
Smartpool Holdings Limited[34]	United Kingdom
Smartpool Trading Limited[35]	United Kingdom
NYSE Euronext Technology Holding S.A.S.[19]	France
Atos Euronext Market Solutions Inc.[36]	New York
NYSE Technologies IPR Limited[36]	United Kingdom

Name	State/Jurisdiction of Incorporation
NYSE Technologies Limited[36]	United Kingdom
NYSE Euronext Technology S.A.S.[36]	France
NYSE Euronext Technology Connect B.V.[36]	Netherlands
NYSE Euronext Technology S.A./N.V.[36]	Belgium
Prime Source (NYSE Euronext) Limited[28]	United Kingdom
NYSE IP LLC	Delaware
Wall and Broad Insurance Company[1]	New York

[1]	Wholly owned subsidiary of NYSE Euronext

[2]	Wholly owned subsidiary of NYSE Group, Inc.

[3]	Wholly owned subsidiary of New York Stock Exchange LLC

[4]	Wholly owned subsidiary of Securities Industry Automation Corporation

[5]	Wholly owned subsidiary of Archipelago Holdings, Inc.

[6]	Wholly owned subsidiary of NYSE LIFFE Holdings LLC.

[7]	Wholly owned subsidiary of NYSE Arca Holdings, Inc.

[8]	Wholly owned subsidiary of NYSE Arca, Inc.

[9]	Wholly owned subsidiary of NYSE Market, Inc.

[10]	Wholly owned subsidiary of NYSE Technologies, Inc.

[11]	Wholly owned subsidiary of Wombat Financial Software, Inc.

[12]	Wholly owned subsidiary of NYSE Alternext US LLC

[13]	Wholly owned subsidiary of American Stock Exchange Realty Associates LLC

[14]	99.99% owned by American Stock Exchange Realty Associates LLC and 0.01% owned by Amex Realty Manager, Inc.

[15]	Wholly owned subsidiary of NYSE Euronext (International) B.V.

[16]	99.35% owned subsidiary of NYSE Euronext (Holding) N.V.; 0.62% owned by Euronext Paris S.A.; 0.03% owned by Euronext N.V.

[17]	Wholly owned subsidiary of Euronext N.V.

[18]	80% owned subsidiary of Euronext N.V.; 19% owned subsidiary of Euronext Paris S.A.; 1% owned subsidiary of Euronext Lisbon—Sociedade Gestora de Mercados Regulamentados, S.A.

[19]	Wholly owned subsidiary of Euronext France S.A.S.

[20]	60% owned by Euronext Paris S.A.

[21]	Wholly owned subsidiary of Euronext Paris S.A.

[22]	Wholly owned subsidiary of Euronext Holdings U.K. Ltd.

[23]	Wholly owned subsidiary of Euronext Amsterdam N.V.

[24]	Wholly owned subsidiary of Euronext Amsterdam Clearing and Depository N.V.

[25]	99.84% owned subsidiary of Euronext Brussels S.A./N.V. and 0.16% are owned by Euronext Paris S.A.

[26]	Wholly owned subsidiary of Euronext Lisbon—Sociedade Gestora de Mercados Regulamentados, S.A.

[27]	Wholly owned subsidiary of Euronext U.K. Ltd.

[28]	Wholly owned subsidiary of LIFFE (Holdings) plc

[29]	56.51% owned by LIFFE (Holdings) plc

[30]	98% owned subsidiary of LIFFE Ventures Inc.; 2% owned subsidiary of LIFFE Ventures II Inc.

[31]	Wholly owned subsidiary of Hugin Group B.V.

[32]	Wholly owned subsidiary of Hugin AS

[33]	Wholly owned subsidiary of Euronext Holdings U.K. Ltd

[34]	72.83% owned by Euronext Holdings U.K. Ltd

[35]	Wholly owned subsidiary of SmartPool Holding Limited

[36]	Wholly owned subsidiary of NYSE Euronext Technology Holding S.A.S.